UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2010

Magellan Midstream Partners, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-16335	73-1599053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 22186, Tulsa, Oklahoma	74121-2186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 574-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 21, 2010, Magellan Midstream Partners, L.P. (the “Partnership”) held its Annual Meeting of Limited Partners pursuant to due notice. Three directors of the Partnership’s general partner’s board of directors were elected to the following terms, in the following classes and by the following votes. Holders of a total of 56,033,679 limited partner units, or 52.5% of the Partnership’s limited partner units outstanding, were present in person or by proxy at the meeting.

Director	Class	Expiration of Term	Votes For	Votes Withheld

Walter R. Arnheim	II	2013	54,324,710	1,708,969
Patrick C. Eilers	II	2013	44,551,662	11,482,017
Barry R. Pearl	I	2012	55,223,266	810,413

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Partners, L.P.

	By:	Magellan GP, LLC,
its General Partner

Date: April 22, 2010	By:	/s/ Suzanne H. Costin
	Name:	Suzanne H. Costin
	Title:	Corporate Secretary